Prospectus Supplement	April 20, 2020

Putnam Global Technology Fund
Prospectuses dated December 30, 2019

Effective on May 20, 2020 (the “Effective Date”), all class B shares of the fund acquired prior to the Effective Date will convert automatically to class A shares, and class B shares will no longer be available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment.

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